PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /_/
Filed by a party other than the registrant /_/


Check the appropriate box:
/_/     Preliminary proxy statement
/X/     Definitive proxy statement
/_/     Definitive additional materials
/_/     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        Union Financial Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        Union Financial Bancshares, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/     No fee required.
/_/ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/_/     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                  N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                  N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                  N/A
--------------------------------------------------------------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                  N/A
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
                  N/A
--------------------------------------------------------------------------------
(3) Filing party:
                  N/A
--------------------------------------------------------------------------------
(4) Date filed:
                  N/A
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







                                December 20, 1999





Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Union Financial Bancshares, Inc. The meeting will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina on Wednesday, January 19, 2000 at 2:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Elliott, Davis & Company, LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Carl L. Mason

                                    Carl L. Mason
                                    CHAIRMAN OF THE BOARD

                        UNION FINANCIAL BANCSHARES, INC.
                              203 WEST MAIN STREET
                           UNION, SOUTH CAROLINA 29379
                                 (864) 427-9000
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

      The annual meeting of stockholders of Union Financial Bancshares, Inc. ("Company") will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina, on Wednesday, January 19, 2000, at 2:00 p.m., local time, for the following purposes:

      1.    To elect three directors of the Company;

      2. To ratify the appointment of Elliott, Davis & Company, LLP as independent auditors for the Company for the fiscal year ending September 30, 2000; and

      3. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Stockholders of record at the close of business on December 1, 1999 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Wanda J. Wells

                                    Wanda J. Wells
                                    CORPORATE SECRETARY
Union, South Carolina
December 20, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                        UNION FINANCIAL BANCSHARES, INC.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 19, 2000

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Union Financial Bancshares, Inc. ("Union Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Provident Community Bank ("Provident"). The annual meeting will be held in the Community Room of the University of South Carolina, Union Campus, at Academy and North Mountain Streets, Union, South Carolina on Wednesday, January 19, 2000, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 20, 1999.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Union Financial common stock if the records of the Company showed that you held your shares as of the close of business on December 1, 1999. As of the close of business on that date, a total of 1,887,573 shares of Union Financial common stock were outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, record holders of the Company's common stock who beneficially own in excess of 10% of the Company's outstanding shares are entitled to cast only one-hundredth of a vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Union Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Union Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non- vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the approval of the ratification of the appointment of Elliott, Davis & Company, LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of votes cast by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

VOTING BY PROXY

      This proxy statement is being sent to you by the Board of Directors of Union Financial for the purpose of requesting that you allow your shares of Union Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Union Financial common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees for director and "FOR" ratification of Elliott, Davis & Company, LLP as independent auditors.

      If you are a participant in the Company's Dividend Reinvestment and Stock Purchase Plan, the proxy card covers the shares in your account under the Plan, as well as shares registered in your name.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Union Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Union Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The following table provides information about the shares of Union Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers of the Company named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of December 1, 1999. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


                                                       NUMBER OF SHARES
                                    NUMBER OF        THAT MAY BE ACQUIRED    PERCENT OF
                                   SHARES OWNED       WITHIN 60 DAYS BY     COMMON STOCK
           NAME                 (EXCLUDING OPTIONS)   EXERCISING OPTIONS   OUTSTANDING(1)
   -------------------------    -------------------  --------------------  --------------
   Mason G. Alexander                   10,355              2,275               0.7%

   James W. Edwards                      1,908              5,425               0.4

   Richard H. Flake                      9,745(2)          30,219               2.1

   William M. Graham                    11,484              5,425               0.9

   Louis M. Jordan                      55,591(3)           5,425               3.2

   Carl L. Mason                         5,502              5,425               0.6

   Quay W. McMaster                     35,503                --                1.9

   John S. McMeekin                      5,000                --                0.3

   Dwight V. Neese                       9,494             59,745               3.6

   David G. Russell                     14,646              3,325               1.0

   Philip C. Wilkins                     3,133                --                0.2

   All directors and executive
   officers as a group (18 persons)    207,139            145,426              17.3

-----------------------------
(1)Based on 1,887,573 shares of Union Financial common stock outstanding and entitled to vote as of December 1, 1999, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2)Includes 949 shares owned by Mr. Flake's spouse.
(3)Includes 16,953 shares owned by Mr. Jordan's spouse and 14,789 shares held in a trust for which Mr. Jordan serves as trustee.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Company's Board of Directors currently consists of nine members. Eight of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Louis M. Jordan, Dwight V. Neese and Philip C. Wilkins, all of whom are currently directors of the Company and Provident.

      In connection with the Company's acquisition of South Carolina Community Bancshares, Inc. in November 1999, the Company expanded its Board of Directors by three members and appointed three former directors of South Carolina Community to fill the newly created vacancies. Philip C. Wilkins, Quay W. McMaster and John S. McMeekin were appointed to terms of office expiring at the annual meetings in 2000, 2001 and 2002, respectively. David G. Russell, a director of the company since 1978, retired from the Board in December 1999. Following his retirement the number of directors was reduced to nine.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 1999. The indicated period for service as a director includes service as a director of Provident.

                       NOMINEES FOR ELECTION OF DIRECTORS

      The directors standing for election are:

      LOUIS M. JORDAN. Mr. Jordan is a major stockholder of Jordan's Ace Hardware, Inc. located in Union South Carolina. Age 64. Director since 1971.

      DWIGHT V. NEESE. Mr. Neese is the President and Chief Executive Officer of the Company and Provident, positions he has held since September 1995. Mr. Neese served as the Executive Vice President and Chief Operating Officer of Home Federal Savings Bank of South Carolina from February 1992 to September 1995. Age
49. Director since 1995.

      PHILIP C. WILKINS, DMD. Dr. Wilkins is a dentist with offices in Winnsboro, South Carolina. Age 44. Director since 1999.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2001:

      MASON G. ALEXANDER. Mr. Alexander is a director of Mid-South Management Company in Spartansburg, South Carolina. Age 67. Director since 1996.

      JAMES W. EDWARDS. Mr. Edwards is the Dean of Academics at the University of South Carolina, Union Campus located in Union, South Carolina. Age 63. Director since 1996.

      QUAY W. MCMASTER. Mr. McMaster is the owner, President and Chief Executive Officer of Winnsboro Plywood Co., Inc. and Winnsboro Veneer Co., Inc. He has also served as Mayor of Winnsboro since 1973. Mr. McMaster served as President of Community Federal Savings Bank, Winnsboro, South Carolina from July 1992 to December 1993 before being named Chairman of the Board. Mr. McMaster was also Chairman of the Board of South Carolina Community Bancshares, Inc. Age 73. Director since 1999.

      The following directors have terms ending in 2002:

      CARL L. MASON. Mr. Mason is the Chairman of the Board of the Company and Provident. He is the retired President of Cone Mills Corporation, a textile finishing company. Age 55. Director since 1989.

      WILLIAM M. GRAHAM. Mr. Graham is the sole owner and operator of Graham's Flowers in Union, South Carolina. Age 55. Director since 1990.

      JOHN S. MCMEEKIN. Mr. McMeekin is the President of Winnsboro Furniture Company located in Winnsboro, South Carolina. Age 45. Director since 1999.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The business of the Company and Provident is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 1999, the Board of Directors of the Company held thirteen meetings and the Board of Directors of Provident held twelve meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

      The Audit/Compliance Committee, consisting of Directors McMeekin (Chairman), Edwards and Graham, meets as needed to select and review the work performed by the independent auditors. This Committee met five times during the year ended September 30, 1999.

      Provident's Human Resources Committee, composed of Directors Alexander (Chairman), Mason and Wilkins meets as needed to review the employee wage and benefit package, hear employee grievances and prepare employee job descriptions. This Committee met four times during the year ended September 30, 1999.

      The Company's Governance Committee, composed of Directors Jordan (Chairman), Mason, McMaster and Alexander, selects nominees for election as directors. This Committee met three times during the year ended September 30, 1999.

      The Company and Provident also maintain Loan, Asset/Liability, Long Range Planning and Strategic Planning Committees.

DIRECTORS' COMPENSATION

      The members of Union Financial's Board of Directors are the same individuals who serve on Provident's Board of Directors. Members of the Board of Directors of Provident receive a monthly fee of $900. The Chairman of the Board of Directors receives an additional monthly fee of $300. Committee members do not receive additional fees for committee meetings attended. Currently, directors receive a fee of $500 per quarter for service on the Company's Board of Directors.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for Messrs. Neese and Flake. No other executive officer of Union Financial received salary and bonus of $100,000 or more during the year ended September 30, 1999.

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                     ------------------------
                                          ANNUAL COMPENSATION                AWARDS
                                ----------------------------------   ------------------------
                                                         OTHER        RESTRICTED  SECURITIES
                                                         ANNUAL         STOCK      UNDERLYING    ALL OTHER
  NAME AND PRINCIPAL      FISCAL                      COMPENSATION      AWARDS      OPTIONS     COMPENSATION
      POSITIONS            YEAR    SALARY($)  BONUS($)    ($)(1)          ($)          (#)           ($)
------------------------  ------   ---------  -------- ------------   -----------  ----------  ---------------
Dwight V. Neese            1999  $126,000    $58,000    $  --         $  --           --         $21,780(2)
 President and Chief       1998   120,000     38,319       --            --         7,250         20,713
 Executive Officer         1997   115,000     27,000       --            --           --          18,132

Richard H. Flake           1999   $80,500    $32,125    $  --         $  --           --         $13,474(3)
 Executive Vice President  1998    77,500     22,360       --            --         4,450         11,709
 and Chief Financial       1997    70,500     17,625       --            --           --           9,934

----------------------
(1) Does not include  the  aggregate  amount of  perquisites  and other  personal benefits,  which  was less  than 10% of the  total  annual  salary  and bonus reported.
(2) Consists of employer  contribution  to Provident's  401(k) plan of $9,200 and contribution to money purchase pension plan of $12,580.
(3) Consists of employer  contribution  to Provident's  401(k) plan of $5,631 and contribution to money purchase pension plan of $7,843.

OPTION VALUE AT FISCAL YEAR END

      The following table provides information regarding unexercised stock options for Messrs. Neese and Flake as of September 30, 1999. Messrs. Neese and Flake did not exercise any stock options during the year ended September 30, 1999.


                             NUMBER OF SECURITIES
                            UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                   OPTIONS                  IN-THE-MONEY OPTIONS
       NAME                 AT FISCAL YEAR-END (#)         AT FISCAL YEAR-END ($)(1)
-----------------------  ----------------------------    ---------------------------
                          EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                          -----------   -------------    -----------   -------------

Dwight V. Neese            59,745         10,868          $295,407        $32,823
Richard H. Flake           30,219          7,529           147,703         24,617

------------------------
(1)Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 1999 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EMPLOYMENT AGREEMENT

      Effective September 5, 1995, the Company and Provident entered into three-year employment agreements with Dwight V. Neese, President and Chief
Executive Officer, and Richard H. Flake, Senior Vice President and Chief Financial Officer. The term of the agreements may be extended for an additional 12 full calendar months by action of the Board of Directors on the anniversary date of the agreements. Mr. Neese's base salary for the 2000 fiscal year is $131,040. Mr. Flake's base salary for the 2000 fiscal year is $83,760. The agreements may be terminated at any time by the Board of Directors for "cause," as defined in the agreements. In the event that the executive's employment is terminated without "cause," the agreements provide that the executive's current salary and benefits would be continued through the remaining term of the agreements. The agreements provide for severance payments if employment is terminated following a change in control (as defined in the agreements), equal to 2.99 times the average annual compensation paid to the executive during the five years immediately preceding the change in control and continuation of other employee benefits for three years. The sum would be paid promptly after any change in control. Section 280G of the Internal Revenue Code states that severance payments that equal or exceed three times the base amount compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payments in excess of their base amount compensation, and the Company is not entitled to deduct such amounts.

--------------------------------------------------------------------------------

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Union Financial common stock during the fiscal year ended September 30, 1999.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Union Financial is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Company's policy is to not make any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public and to have the Board of Directors approve all loans to executive officers and directors. The aggregate amount of loans made by Union Financial to its directors and executive officers was approximately $2.3 million at September 30, 1999.

--------------------------------------------------------------------------------

                     PROPOSAL 2 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------

      The Board of Directors has appointed Elliott, Davis & Company, LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of Elliott, Davis & Company, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Union Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on December 1, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON DECEMBER 1, 1999 UPON WRITTEN REQUEST TO CORPORATE SECRETARY, UNION FINANCIAL BANCSHARES, INC., 203 WEST MAIN STREET, UNION, SOUTH CAROLINA 29379.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

      Proposals that stockholders seek to have included in the proxy statement for the Company's next annual meeting must be received by the Company no later than August 22, 2000. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 31 days' notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. A copy of the Certificate of Incorporation may be obtained from the Company.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Wanda J. Wells

                                    Wanda J. Wells
                                    CORPORATE SECRETARY

Union, South Carolina
December 20, 1999

                        UNION FINANCIAL BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 19, 2000
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Union Financial Bancshares, Inc. (the "Company") owned of record by the undersigned at the Annual Meeting of Stockholders, to be held on January 19, 2000, at 2:00 p.m., local time, in the Community Room of the University of South Carolina, Union Campus at Academy and North Mountain Streets, Union, South Carolina, and at any and all adjournments thereof, as designated below with respect to the matters set forth below and described in the accompanying Proxy Statement and, in their discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

            Louis M. Jordan    Dwight V. Neese    Philip C. Wilkins

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                    |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

      2. The ratification of the appointment of Elliott, Davis & Company, LLP as independent auditors for the Company for the fiscal year ending September 30, 2000.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                       |_|                     |_|



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 20, 1999 and the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.



                                          Dated:
                                                 -------------------------


                                          --------------------------------
                                          STOCKHOLDER SIGN ABOVE



                                          --------------------------------
                                          CO-HOLDER (IF ANY) SIGN ABOVE




                          -----------------------------


            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.